Exhibit 99.3

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Alliant Techsystems Inc.:

We consent to the incorporation by reference in Registration Statements No. 33-36981, No. 33-91196, No. 333-33305, No. 333-60665, No. 333-64498, No. 333-69042, No. 333-82192, No. 333-82194, and No. 333-102363 of our report dated May 26, 2004 (June 1, 2004 as to the change in operating segments described in Note 16), appearing in this Current Report on Form 8-K/A of Alliant Techsystems Inc. for the year ended March 31, 2004.

DELOITTE & TOUCHE LLP

Minneapolis, Minnesota

October 27, 2004